SECOND AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


     This Second Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of August 1, 1996, is by and between DESIGN BENEFIT PLANS, INC., an Illinois corporation (the "Seller"), and NATIONAL FUNDING CORPORATION, a Delaware corporation (the "Buyer").

                              W I T N E S S E T H:

     WHEREAS, the Seller and the Buyer entered into a Third Amended and Restated Receivables Purchase Agreement, dated as of November 1, 1995, as amended by a First Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of April 15, 1996 (the "Purchase Agreement"); and

     WHEREAS, the Seller has requested that the Purchase Agreement be amended as provided herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

1.   AMENDMENT.

     1.1 Section 5.2(f) of the Purchase Agreement is hereby deleted and the following is inserted in its stead:

          "(f) ADVANCE RATE. The Seller will not increase its advance rate with respect to Receivables (i) to an amount in excess of 80% of the annualized first-year commissions at the point of policy issuance with respect to any CNL Managing General Agent or any agent of any CNL Managing General Agent, (ii) to an amount in excess of 100% of the annualized first-year commissions at the point of policy issuance with respect to Markman and any agent of Pioneer Life assigned to Markman, or (iii) to an amount in excess of 75% of the annualized first-year commissions at the point of sale, less a holdback of 15% (not to exceed $2,000 per policy) for chargebacks, for Persons other than those referred to in clauses (i) and (ii) of this subsection, and the Seller will not make any advances against renewal commissions without the consent of the Buyer. The Seller will not make any advances with respect to Receivables prior to the point of submission of policy application or the point of policy issuance, as applicable, except as set forth in this subsection 5.2(f)."

     1.2 Section 7.1(v) of the Purchase Agreement is hereby deleted and the following is inserted in its stead:

          "(v) any Subsidiary Insurance Company (other than Continental Life and Accident Company) shall fail for any quarterly fiscal period to earn profits as calculated in accordance with Statutory Accounting Practices required or permitted by the applicable insurance regulatory authority; provided, however, that this condition shall not be breached unless at such time such Subsidiary Insurance Company shall have failed to earn profits for the prior twelve month period (including such fiscal period)."

2.   MISCELLANEOUS.

     2.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

     2.2 COUNTERPARTS. This Agreement and the Consents attached hereto may be executed in any number of counterparts and by different parties hereto and thereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   DESIGN BENEFIT PLANS, as Seller



                                   By:_________________________________________
                                   Title:______________________________________

                                   NATIONAL FUNDING CORPORATION, as Buyer



                                   By:_________________________________________
                                   Title:______________________________________

CONSENT OF L/C BANK


     The undersigned, AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, hereby consents and agrees to the execution and delivery of the foregoing Second Amendment to Third Amended and Restated Receivables Purchase Agreement.


Dated as of August 1, 1996

                                   AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO



                                   By:_________________________________________
                                   Title:   Vice President


                           CONSENT OF L/C PARTICIPANTS

     The undersigned, LASALLE NATIONAL BANK and FIRSTAR BANK MILWAUKEE, N.A., hereby consent and agree to the execution and delivery of the foregoing Second Amendment to Third Amended and Restated Receivables Purchase Agreement.


Dated as of August 1, 1996


                                   LASALLE NATIONAL BANK



                                   By:_________________________________________
                                   Title:______________________________________

                                   FIRSTAR BANK MILWAUKEE, N.A.



                                   By:_________________________________________
                                   Title:______________________________________